SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE THEY ARE BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. THE LOCATION OF REDACTED MATERIAL IS MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND ASTERISKS ([***]).

EXHIBIT 10.42

AMENDMENT TO GAS GATHERING AGREEMENT
(Cervi Ranch)

This AMENDMENT (“Amendment”), dated effective as of January 1, 2020 (the “Amendment Effective Date”) to that certain Gas Gathering Agreement between Kerr-McGee Gathering LLC (“Gatherer”) and Kerr-McGee Oil & Gas Onshore LP (“Shipper”) dated July 1, 2010 (as amended, the “Agreement”). Gatherer and Shipper may each be referred to individually as a “Party” and collectively as the “Parties.”

RECITALS:

WHEREAS, Gatherer currently provides gathering services to Gas produced by Shipper in the Denver-Julesburg basin in Colorado pursuant to the Agreement;

WHEREAS, Shipper plans to develop and operate approximately 21,000 acres in Weld County, Colorado hereafter referred to as the “Cervi Ranch” with leaseholds and overall boundary descriptions more fully described on Exhibit A-3 attached hereto;

WHEREAS, Shipper has previously requested that Gatherer provide a proposal to supply Gas gathering services to its Cervi Ranch position to assist with the development of the Cervi Ranch; and

WHEREAS, Shipper desires to engage Gatherer to provide, and Gatherer agrees to provide, the Gas gathering services contemplated in this Amendment with respect to Cervi Ranch, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, for the mutual promises and covenants set forth herein, and good additional consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to amend the Agreement as follows:

1.Capitalized terms not defined in this Amendment have the same meaning as set forth in the Agreement.

2.Conditions Precedent. The effectiveness of this Amendment is contingent upon (a) [***] and (b) confirmatory due diligence by Shipper that there are no material Pre-Existing Dedications existing within the Cervi Ranch Dedicated Area (the “Dedication Condition Precedent”, and together with the [***], the “Conditions Precedent”). If the [***] is not satisfied on or before [***] (or any later date as mutually agreed in writing by the Parties), then this Amendment shall automatically terminate without further action of the Parties. If the Dedication Condition Precedent is not satisfied on or before [***] (or any later date as mutually agreed in writing by the Parties), then Gatherer may, at its discretion, waive the Dedication Condition Precedent or terminate this Amendment upon the delivery of written notice to Shipper, in each case, on or before [***]; provided, that, if Gatherer does not either waive the Dedication Condition Precedent or provide a termination notice on or before [***], Gatherer shall be deemed to have waived the Dedication Condition Precedent. Notwithstanding anything to the contrary in this Section 2, this Amendment shall only be considered a “Definitive Agreement” pursuant to that certain Reimbursement Agreement dated effective [***], as amended, by and between Shipper and Gatherer to the extent the [***] is satisfied or waived.

3.	A new Section 3(F) is added to the Commercial Terms as follows:

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3(F). Cervi Ranch.

3(F)(1). Project Scope and Timeline.

(a)Gatherer shall, at its sole expense, construct, own, and operate (i) Receipt Points at [***] production facilities, (ii) approximately [***] miles of [***]-inch low-pressure Gas gathering trunklines from such production facilities and Receipt Points, (iii) adequate compression capabilities to meet the pressure and volume requirements identified herein (currently estimated at [***] HP and [***] HP electric centralized compressor station), and (iv) approximately [***] miles of [***]-inch high pressure Gas gathering lines connecting the compression described in clause (iii) above to Gatherer’s high pressure Gas lines or other facilities for delivery to the processing complex located in the Denver-Julesburg Basin and utilized under that certain Base Contract for Gas Processing between Shipper, Gatherer, and WGR Asset Holding Company LLC dated effective August 1, 2017, as amended from time to time (the “Processing Agreement”) (such facilities described in this Section 3(F)(1)(a) upstream of the processing complex, collectively, the “Cervi Ranch System”).

(b)Gatherer shall utilize commercially reasonable efforts to complete the Cervi Ranch System and connect the Cervi Ranch System to the System within [***] of the date of satisfaction of the [***] in accordance with the following milestones: (i) acquisition of all necessary rights-of-way on or before the date that is [***] after the date of satisfaction of the [***]; (ii) completion of all special use permitting on or before the date that is [***] after the date of satisfaction of the [***]; (iii) completion of construction of the Cervi Ranch System in order to meet Shipper’s initial requirements consistent with Shipper’s Cervi Ranch Production Forecast on or before the date that is [***] after the date of satisfaction of the [***]; and (iv) continue to take such actions as may be necessary to build out the Cervi Ranch System in order to meet Shipper’s Cervi Ranch Production Forecast during the term of this Amendment. Gatherer shall, at its sole cost, construct, own, and operate the measurement facilities, pipelines, and associated facilities downstream of the Cervi Ranch Receipt Points.

3(F)(2). Dedication.

(a)Shipper expressly dedicates all Gas [***] that is produced from Shipper-operated Wells within the Cervi Ranch Dedicated Area (such Gas, the “Cervi Ranch Dedicated Gas”, and such dedication, the “Cervi Ranch Dedication”). Shipper shall deliver or cause to be delivered to the Cervi Ranch Receipt Points all Cervi Ranch Dedicated Gas.

(b)Shipper’s Cervi Ranch Dedication obligations herein shall not apply to Gas which is subject to an existing third party dedication prior to the Amendment Effective Date (a “Pre-Existing Dedication”). Upon the expiration or termination

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of any such Pre-Existing Dedication, such Gas shall be subject to the Cervi Ranch Dedication.

(c)Subject to Pre-Existing Dedications, the Shipper’s Cervi Ranch Dedication obligations herein shall apply equally to current and future volumes of Gas [***] produced from Wells operated by Shipper or its Affiliates within the Cervi Ranch Dedicated Area. Shipper shall cause its Affiliates to dedicate and deliver such Gas to the Cervi Ranch Receipt Points in accordance with the provisions herein.

3(F)(3). Shipper Reservations. Notwithstanding anything herein to the contrary, the Cervi Ranch Dedication is subject to, and Shipper reserves the following rights under, this Agreement and Shipper shall be permitted to do any of the following without the consent or approval of Gatherer with such uses not deemed to violate the Shipper obligations set forth in this Agreement:

(a)the right to operate Shipper’s oil and Gas Interests free from control by Gatherer as Shipper deems advisable, including the right, but never the obligation, to drill new Wells, to repair and rework old Wells, renew or extend, in whole or in part, any oil and Gas lease covering any of the oil and Gas Interests, and to abandon any Well or surrender any oil and Gas lease, in whole or in part, when no longer deemed by Shipper to be capable of producing Gas in paying quantities under normal methods of operation or for any other reason, with any such surrendered leases unencumbered by the obligations of this Agreement;

(b)the right to use Gas in developing and operating Shipper’s oil and Gas Interests and to fulfill obligations to Shipper’s lessors or fellow working interest owners;

(c)the right to pool, combine, and unitize any of Shipper’s oil and Gas Interests with other properties in the same field, and to alter pooling, combinations, or units;

(d)the right to introduce Gas or any other extraneous substances, excluding air, into the Well or Wells covered hereby or into the formation or formations from which said Well or Wells are producing, when in the judgment of Shipper, the introduction of such substances is desirable in the operation of such Well or Wells, even though Gas production from such Well or Wells may be diminished or caused to cease entirely (provided, that Shipper shall ensure that Gas produced shall meet the Gas Quality Specifications set forth in Section 3(F)(13));

(e)the right to reinject and/or recycle any Gas produced from the Interests back into Shipper-operated Wells located within the Cervi Ranch Dedicated Area in lieu of delivering said Gas to Gatherer; and

(f)the right to (i) retain all liquid hydrocarbons separated from the Gas prior to the delivery to Gatherer by the use of conventional mechanical separation facilities, if any, with such retention not deemed to violate the obligations set forth in this Agreement; and (ii) treat the Gas at the wellhead for the removal of hydrogen

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sulfide and other contaminants as necessary to meet the Gas Quality Requirements set forth in Exhibit B of the Commercial Terms.

Notwithstanding anything to the contrary, if Gatherer has curtailed receipt of Gas at a Cervi Ranch Receipt Point solely due to such Gas not complying with the Gas Quality Requirements set forth in item 9 of Exhibit B of the Commercial Terms (as such Exhibit B is amended by this Amendment), Shipper may, at Shipper’s option, install upstream of such Cervi Ranch Receipt Point and operate throughout the term of this Agreement, at Shipper’s sole cost and expense, a facility employing refrigeration or other means to separate a volume of the butane and natural gasoline components (and incidental volumes of ethane and propane) from Gas prior to its delivery to Gatherer for the purposes of meeting the Gas Quality Specification set forth in Section 3(F)(13), provided that Shipper will use reasonable efforts not to reduce the Btu content of such Gas below [***] Btu per cubic foot. Further, notwithstanding anything to the contrary, all Gas produced from the Cervi Ranch Dedicated Area that is taken in-kind by a third party shall not be subject to the Cervi Ranch Dedication.

3(F)(4). Cervi Ranch In-Service Date. For purposes of Section 3(F), following the completion of the Cervi Ranch System in order to meet Shipper’s initial requirements consistent with Shipper’s Cervi Ranch Production Forecast, the first Day of the Month following the date of first flow at a Cervi Ranch Receipt Point for the Cervi Ranch Dedicated Area or such later date as established by the Parties shall be the “Cervi Ranch In-Service Date”.

3(F)(5). Service Level. For purposes of Section 3(F), Gatherer shall provide Shipper with its Cervi Ranch Dedicated Service Level for all Cervi Ranch Dedicated Gas, up to the Cervi Ranch Production Forecast for such Month. All volumes in excess of the Cervi Ranch Production Forecast for such Month shall be subject to the Cervi Ranch Interruptible Service Level. Gatherer shall have no obligation to accept, on a ratable basis or otherwise, or to provide priority for, any volumes of Gas subject to the Cervi Ranch Interruptible Service Level, provided, however, that Gatherer shall use its commercially reasonable efforts to gather volumes subject to the Cervi Ranch Interruptible Service Level.

3(F)(6). System Pressure. Gatherer shall use its best efforts to maintain Cervi Ranch Receipt Point inlet pressures at or below a monthly weighted average of [***] psig at each Cervi Ranch Receipt Point. For avoidance of doubt, Gatherer’s obligation to maintain the aforementioned system pressure shall require Gatherer’s expenditure of funds.

3(F)(7). Gathering Fee. Shipper shall pay Gatherer a monthly gathering fee (“Cervi Ranch Gathering Fee”) of $[***] per MMBtu for Cervi Ranch Receipt Point Volumes. The Cervi Ranch Gathering Fee shall be adjusted annually based on the change in the CPI Index. In no event shall the annual adjustment herein result in a reduction of the then-current Cervi Ranch Gathering Fee in effect or result in an increase greater than [***]% of the then-current Cervi Ranch Gathering Fee in effect. The gathering and deficiency fees described in this Section 3(F) are applicable

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only to Cervi Ranch Receipt Point Volumes, and Shipper shall not pay any other gathering or deficiency fees under this Agreement other than the Cervi Ranch Gathering Fees set forth in this Section 3(F)(7) with respect to such Cervi Ranch Receipt Point Volumes or deficiency payments pursuant to Section 3(F)(8).

3(F)(8). Minimum Volume Deficiency. If the Cervi Ranch Receipt Point Volume for a particular Month is less than the applicable Cervi Ranch Minimum Volume for such Month (“Cervi Ranch Volumetric Deficiency”), then, subject to any reduction in the applicable deficiency fees for such Month pursuant to Section 3(F)(10), Shipper shall pay Gatherer a deficiency fee computed as the product of: (a) the MMBtu equivalent of the Cervi Ranch Volumetric Deficiency for such Month (based on the average MMBtu equivalent of the Gas actually delivered during such Month, or if no Gas is delivered during such Month, during the most recent Month during which Gas was delivered) multiplied by (b) the applicable gathering rates set forth in Section 3(F)(7) of the Commercial Terms. The Cervi Ranch Minimum Volume Deficiency shall be administered on a monthly basis with the first Month beginning the earlier of (i) the first full Month following the Cervi Ranch In-Service Date or (ii) [***]. This Section 3(F)(8) shall not be applicable after the last Day of the Month during which the sum of (a) Shipper’s aggregate Cervi Ranch Receipt Point Volumes plus (b) Shipper’s aggregate Cervi Ranch Volumetric Deficiency volumes for which deficiency fees have been remitted, exceeds [***] Mcf.

3(F)(9). Volume Banking. If the Cervi Ranch Receipt Point Volume for a particular Month exceeds the applicable Cervi Ranch Minimum Volume for such Month (“Cervi Ranch Volumetric Excess”), then Gatherer shall carry forward and apply such Cervi Ranch Volumetric Excess to reduce Cervi Ranch Volumetric Deficiencies occurring in subsequent Months. For purposes of the carry forward and application set forth herein, each Cervi Ranch Volumetric Excess: (a) will be carried forward and applied on a volumetric basis, in part or in full until fully eliminated, on a first-in first-out basis by reference to and in priority of the Month of its occurrence; (b) will expire, and will no longer be carried forward, refunded, offset, recouped, or utilized in any manner, after the last Day of the [***] Month following its occurrence; and (c) as applied, either singularly or in the aggregate with the application of other Cervi Ranch Volumetric Excesses, may not exceed [***]% of the applicable Cervi Ranch Minimum Monthly Volume for such Month.

3(F)(10). Payment Obligations. Shipper’s payment obligations herein that are determined by reference to the Cervi Ranch Minimum Volume shall be adjusted downward for any Gatherer Force Majeure events, maintenance events, unplanned outages or curtailments or for any reason Gatherer fails to take the produced Gas volume other than Shipper’s non-compliance with this Agreement. However, the Cervi Ranch Minimum Volume shall not be subject to downward adjustment due to shut in or abandonment of a Shipper-operated Well within the Cervi Ranch Dedicated Area, cessation of production from a Shipper-operated Well within the Cervi Ranch Dedicated Area resulting from future rules, orders or laws of governmental, judicial, or regulatory authorities (federal, state or local) or the actions or omissions of such governmental, judicial, or regulatory authorities, or any event or condition of Shipper’s Force Majeure.

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3(F)(11). Early Termination.

(a)    Notwithstanding anything to the contrary in this Agreement, (i) if Shipper is unable, in whole or in part, to develop the Cervi Ranch Dedicated Area; or (ii) if Gatherer is unable, in whole or in part, to gather Shipper’s production within the Cervi Ranch Dedicated Area, in either case as a result of future rules, orders and laws of governmental, judicial, or regulatory authorities (federal, state or local) or the actions or omissions of such governmental, judicial, or regulatory authorities, then Shipper may deliver written notice (“Cervi Ranch Termination Notice”) to Gatherer.

(b)    If such Cervi Ranch Termination Notice is delivered after [***] and prior to the earlier of (i) the Cervi Ranch In-Service Date, or (ii) [***], this Amendment will terminate as to the Cervi Ranch Dedicated Area and Shipper shall have no further obligation to deliver the Cervi Ranch Minimum Volume or to make any payments pursuant to Section 3(F)(7) or Section 3(F)(8), and Shipper shall reimburse Gatherer for [***]% of all non-recoverable capital costs actually incurred or committed to prior to the date of such termination in connection with Gatherer’s construction and installation of facilities to gather Shipper’s production within the Cervi Ranch Dedicated Area, provided that in no event shall such reimbursement obligations of Shipper under this Section 3(F)(11)(b) exceed [***] Dollars ($[***]). Gatherer shall deliver an invoice and supporting documentation to Shipper for all reimbursements pursuant to this Section 3(F)(11)(b), and Shipper shall remit payment of such undisputed reimbursements on or before the 30th Day following receipt of such invoice. If Shipper has a reasonable basis to dispute any reimbursements in such invoice, Shipper shall provide written notice of such dispute to Gatherer and the Parties shall use good faith efforts to resolve such dispute as promptly as reasonably practicable.

(c)    If such Cervi Ranch Termination Notice is delivered after the earlier of (i) the Cervi Ranch In-Service Date, or (ii) [***], then Section 3(F)(11)(b) above shall not apply, this Amendment will terminate as to the Cervi Ranch Dedicated Area, provided, that following such termination Shipper shall be obligated to pay to Gatherer on a monthly basis (without duplication) an amount equal to the then-applicable Minimum Volume Commitment obligations for each such subsequent Month set forth on Exhibit B-3 from the date of termination through [***] multiplied by the Cervi Ranch Gathering Fee in effect as of the date of the delivery of such Cervi Ranch Termination Notice and as subsequently adjusted on an annual basis according to the CPI Index as would have been adjusted in accordance with the terms of the Agreement and such payment obligation shall survive the termination of this Amendment until fully performed.

3(F)(12). Fuel. Shipper shall pay Gatherer its proportionate allocated share of all applicable electric and Gas fuel costs incurred in the operation of Gatherer’s System.

3(F)(13). Quality Specifications. Gas delivered by Shipper at the Cervi Ranch Receipt Points shall: (i) meet the Gas Quality Specifications set forth in Exhibit B

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of the Commercial Terms to enable the applicable processor of such Gas to meet the most stringent applicable downstream pipeline and processing facility specifications at the applicable Cervi Ranch Delivery Points; and (ii) have a total or gross Heating Value of not less than [***] Btu per cubic foot and not more than [***] Btu per cubic foot.

3(F)(14). Release Rights.
(a)    Cervi Ranch Receipt Point Volumes that Shipper is ready, willing and able to deliver but that Gatherer is unable to accept (whether due to system outage, Force Majeure, maintenance or otherwise) shall be “Temporary Release Volumes”.
(b)    If Gatherer, at any time during the Term, is able to gather, but not deliver, Shipper’s Cervi Ranch Receipt Point Volumes (whether due to system outage, Force Majeure, maintenance or otherwise), then to the extent that (i) Gatherer or its Affiliate has an existing physical connection to a third-party system capable of receiving such volumes, (ii) Gatherer or its Affiliate is capable of making a physical connection to a third-party system capable of receiving such volumes and Shipper agrees to reimburse Gatherer or its Affiliate for all reasonable Gatherer costs actually incurred, then Gatherer shall make such physical connections as requested by Shipper (all such volumes diverted to a third party system being the “Offloaded Gas”).  Shipper shall have the right to cause Gatherer and its Affiliates to transport and deliver from the System to a third-party system such Offloaded Gas.  If Gatherer becomes able to again gather the applicable Offloaded Gas, then Gatherer shall give written notice to Shipper that it is so able to gather such Offloaded Gas.
(c)    Shipper may immediately transport any Temporary Release Volumes on, or sell such Temporary Release Volumes to, other gatherers or pipelines until such time as Gatherer notifies Shipper, in writing, that Gatherer can receive the applicable Temporary Release Volumes and upon receipt of such notice, Shipper shall resume delivering the applicable Temporary Release Volumes to Gatherer as soon as reasonably practicable in accordance with the terms of this Section 3(F).  In the event (i) Gatherer notifies Shipper that it will not be able to receive Shipper’s volumes for a period in excess of [***], or (ii) Gatherer fails to receive Shipper’s volumes for more than [***] and Shipper utilizes an agreement with an unaffiliated third party for gathering and processing services with respect to any of such Temporary Release Volumes, Shipper shall not be required to resume delivering the applicable Temporary Release Volumes for Gas gathering services hereunder, and such affected volumes shall continue to be temporarily released from this Agreement, until the earlier of (A) the first day that is the first day of a calendar Month and is at least [***] Days after the date Gatherer notifies Shipper that Gatherer can accept the applicable Temporary Release Volumes or (B) the earliest date on which Shipper can terminate a replacement agreement with an unaffiliated third party or cease delivering such Temporary Release Volumes pursuant to such agreement, in either case, at no additional cost to Shipper; provided, however, for the avoidance of doubt, Shipper is not required to terminate the replacement agreement so long as Shipper tenders all of the Cervi Ranch Dedicated Gas to Gatherer.  Shipper shall use commercially reasonable efforts to obtain the shortest term possible for any such replacement agreement.

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(d)    For the avoidance of doubt, all such volumes shall be temporarily released from dedication under this Agreement and the Processing Agreement in such instances, provided that Shipper shall pay the processing fees for such Temporary Release Volumes that would have been paid under the Processing Agreement had such volumes been delivered thereunder for processing (without duplication) to the extent Shipper has not delivered any replacement volumes for processing. Shipper shall have the right to provide third party or undedicated equity volumes or other volumes in substitution of such Temporary Release Volumes.
(e)    If Gatherer, at any time during the term of this Amendment, for any reason fails to or is unable to accept any of Shipper’s Gas for a period of any [***] or more Days out of any [***] consecutive-Day period, then upon Shipper’s written notice to Gatherer, Shipper shall have the right to a permanent release of the affected Gas volumes along with a proportional reduction to the Cervi Ranch Minimum Volume for the remainder of the term of this Amendment.
3(F)(15). Gatherer covenants that it will have sufficient capacity on its System to perform its obligations as required pursuant to this Section 3(F) throughout the term of this Amendment.

3(F)(16). The primary term of this Amendment commences on the Effective Date and shall expire on [***]. Following the expiration of the primary term of this Amendment, this Amendment shall then automatically renew on a year-to-year basis until terminated by either Party with no less than two years’ advance written notice prior to the end of the primary term or prior to the end of any subsequent renewal term.

3(F)(17). The Parties covenant and agree that they will work together to agree upon and finalize Exhibit A-4 (which, for the avoidance of doubt, shall illustrate both Shipper’s and Gatherer’s facilities relating to the Cervi Ranch System) in connection with the satisfaction of the Conditions Precedent. Once such Exhibit A-4 is finalized, it shall be attached to this Amendment and be incorporated as a part hereof in all respects.

3(F)(18). The following defined terms are applicable for purposes of Section 3(F):

“Agreement” has the meaning set forth in the preamble.

“Amendment” has the meaning set forth in the preamble.

“Amendment Effective Date” has the meaning set forth in the preamble.

“Cervi Ranch” has the meaning set forth in the Recitals.

“Cervi Ranch Dedicated Area” means, as of the Amendment Effective Date, the lands outlined in bold described in Exhibit A-3 attached hereto.

“Cervi Ranch Dedicated Gas” has the meaning set forth in Section 3(F)(2)(a).

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“Cervi Ranch Dedicated Service Level” means gathering facilities capacity allocation priority that is superior to any Interruptible Service Level and which is the highest level of service provided by Gatherer on the System.

“Cervi Ranch Dedication” has the meaning set forth in Section 3(F)(2)(a).
“Cervi Ranch Delivery Points” means the Delivery Points described in the Agreement and the “Delivery Points” (as defined in the Processing Agreement) described in the Processing Agreement.

“Cervi Ranch Gathering Fee” has the meaning set forth in Section 3(F)(7).

“Cervi Ranch In-Service Date” has the meaning set forth in Section 3(F)(4).

“Cervi Ranch Interruptible Service Level” means gathering facilities capacity allocation priority that is subordinate to the Cervi Ranch Dedicated Service Level.

“Cervi Ranch Minimum Volume” means the volume in Mcf set forth on Exhibit B-4 attached hereto for the applicable Month beginning on the first to occur of (i) the first full Month following the Cervi Ranch In-Service Date or (ii) [***] (assuming that Gatherer has completed the Cervi Ranch System and is able to commence the provision of Gas gathering services for Cervi Ranch Receipt Point Volumes as of such date).

“Cervi Ranch Production Forecast” means Shipper’s projected monthly volumes of Cervi Ranch Dedicated Gas to be produced from the Cervi Ranch Dedicated Area, as set forth on Exhibit B-3 attached hereto.

“Cervi Ranch Receipt Points” means the inlet flange of Gatherer’s measurement facilities at a Receipt Point or a “Facilities Receipt Point” (as defined in the Processing Agreement), in each case, receiving Cervi Ranch Dedicated Gas produced from the Cervi Ranch Dedicated Area in effect as updated pursuant to the Agreement and/or the Processing Agreement.

“Cervi Ranch Receipt Point Volume” means the volume in MMBtu of Cervi Ranch Dedicated Gas that is delivered and accepted at the Cervi Ranch Receipt Points.

“Cervi Ranch System” has the meaning set forth in Section 3(F)(1)(a).

“Cervi Ranch Termination Notice” has the meaning set forth in Section 3(F)(11)(b).

“Cervi Ranch Volumetric Deficiency” has the meaning set forth in Section 3(F)(8).

“Cervi Ranch Volumetric Excess” has the meaning set forth in Section 3(F)(9).

“Conditions Precedent” has the meaning set forth in Section 2.

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“Dedication Condition Precedent” has the meaning set forth in Section 2.

“Gatherer” has the meaning set forth in the preamble.

“Interest” means any right, title, or interest in lands, whether arising from fee ownership of minerals, working interest ownership, leasehold ownership, royalty, or any pooling, unitization, or communitization of any such rights.

“Offloaded Gas” has the meaning set forth in Section 3(F)(14)(b).

“Party” and “Parties” has the meaning set forth in the preamble.

“Pre-Existing Dedication” has the meaning set forth in Section 3(F)(2)(b).

“Processing Agreement” has the meaning set forth in Section 3(F)(1)(a).

“Shipper” has the meaning set forth in the preamble.

“SUA” has the meaning set forth in Section 2.

“[***]” has the meaning set forth in Section 2.

“Surface Owner” has the meaning set forth in Section 2.

“Temporary Release Volumes” has the meaning set forth in Section 3(F)(14)(a).

4.    The defined term “Dedicated Production” in the General Terms and Conditions is stricken in its entirety and replaced with the following:

“Dedicated Production” means (i) all Gas [***] produced by Shipper: (a) from all Dedicated Wells located within the Dedicated Area; (b) from all [***] Dedicated Wells located within the [***] Dedicated Area; and (c) from all [***] Dedicated Wells located within the [***] Dedicated Area; with the exception of Gas required for operations on the leasehold, pressure maintenance, and the fulfillment of Shipper’s obligations to Shipper’s lessor, and (ii) all Cervi Ranch Dedicated Gas.

5.    Item 9 of Exhibit B of the Commercial Terms is deleted in its entirety and replaced as follows:
9) have a total or gross Heating Value of not less than [***] Btu per cubic foot and not more than [***] Btu per cubic foot.
6.    Exhibit A-3 “Cervi Ranch Dedicated Area”, Exhibit A-4 “Development Plan and Cervi Ranch Receipt Points”, Exhibit B-3 “Cervi Ranch Production Forecast”, and Exhibit B-4 “Cervi Ranch Minimum Volume” are attached hereto and incorporated into the Agreement.
7.    The notice information for Shipper in Section 5 of the Commercial Terms is deleted in its entirety and replaced with the below:

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SHIPPER:

Notices:	Kerr-McGee Oil and Gas Onshore LP
5 Greenway Plaza, Suite 110
Houston, Texas 77046-0521
Attn: OMSD Midstream Commercial Operations
Facsimile: 713-985-1440
Email: contract-notices@oxy.com

With a copy to:	Kerr-McGee Oil and Gas Onshore LP
5 Greenway Plaza, Suite 110
Houston, Texas 77046-0521
Attn: Assistant General Counsel, Oxy Energy Services, LLC
Facsimile: 713-985-1440

8.    Except as amended herein, all other provisions of the Agreement remain in full effect as originally written or previously amended.
9.    This Amendment is construed, enforced, and interpreted according to the laws of the State of Texas, without regard to the conflicts of law rules thereof.

10.    This Amendment constitutes the entire agreement between and among the Parties regarding the subject matter herein. To the extent any terms of this Amendment conflict with the terms of the Agreement with respect to the Cervi Ranch Dedicated Area or the Cervi Ranch Dedication, in any such case, the terms of this Amendment shall prevail.

11.    The Parties may execute and deliver this Amendment in any number of counterparts, including facsimile and *.pdf format counterparts, each of which is deemed an original, but all of which constitute one and the same instrument.

[Execution Page Follows]

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The Parties have executed this AMENDMENT to be effective on the Amendment Effective Date.

GATHERER		SHIPPER

KERR-MCGEE GATHERING LLC		KERR-MCGEE OIL & GAS ONSHORE LP

By: Oxy Midstream Strategic Development, LLC, its Agent

By:	/s/ Craig W. Collins	By:	/s/ Frederick A. Forthuber
Name:	Craig W. Collins	Name:	Frederick A. Forthuber
Title:	Senior Vice President & Chief Operating Officer	Title:	Authorized Representative

Signature Page to
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EXHIBIT A-3

Cervi Ranch Dedicated Area

[***]

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EXHIBIT A-4

Development Plan and Cervi Ranch Receipt Points

[***]

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EXHIBIT B-3

Cervi Ranch Production Forecast (Mcf)1 2

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Month 1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Month 2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Month 3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Month 4	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Month 5	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Month 6	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Month 7	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Month 8	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Month 9	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Month 10	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Month 11	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Month 12	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

1 Cervi Ranch Dedicated Gas volumes up to the volumes set forth on this Exhibit B-3 shall be entitled to Cervi Ranch Dedicated Service Level for gathering. Volumes of Cervi Ranch Dedicated Gas in excess of those set forth on this Exhibit B-3 are entitled to Cervi Ranch Interruptible Service Level for gathering.
2 For purposes of the Cervi Ranch Dedicated Service Level in Section 3(F)(5), the volumes depicted on this Exhibit B-3 shall be applied on a daily basis.

Cervi Ranch Amendment
Contract #8840

EXHIBIT B-4

Cervi Ranch Minimum Volume (Mcf)3

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Month 1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Month 2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Month 3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Month 4	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Month 5	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Month 6	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Month 7	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Month 8	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Month 9	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Month 10	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Month 11	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Month 12	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[End of Exhibit B]

3 [***].